CONTRACT LIABILITIES	12 Months Ended
Dec. 31, 2025
Contract liabilities [abstract]
CONTRACT LIABILITIES

12	CONTRACT LIABILITIES

	2025	2024
	USD	USD
Contract liabilities	258,096	2,774,460

Contract liabilities represent the Group’s obligation to transfer of product to customers for which the Group has received advance payments from customers. Contract liabilities amounted to USD2,516,364 as at January 1, 2025 have been recognised as revenue for the years ended December 31, 2025.

Contract liabilities relate to advances collected from customers but goods have yet to be delivered. These will be recognized as revenue once control of the goods has been transferred to customers. Management expects that all the unsatisfied performance obligation as at the end of the reporting period may be recognized as revenue within the next twelve months from balance sheet date. The decrease in contract liabilities reflects revenue recognition during the period and lower advance deposits received.